UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2013

LENDER PROCESSING SERVICES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-34005	26-1547801
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

601 Riverside Avenue Jacksonville, Florida	32204
(Addresses of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (904) 854-5100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on May 28, 2013, Lender Processing Services, Inc. (“LPS” or the “Company”), Fidelity National Financial, Inc. (“FNF”) and Lion Merger Sub, Inc., a subsidiary of FNF (“Merger Sub”), entered into an Agreement and Plan of Merger (the “merger agreement”).  Upon the terms and subject to the conditions set forth in the merger agreement, Merger Sub will merge with and into LPS, with LPS surviving the merger as a subsidiary of FNF (the “Merger”).

As previously disclosed in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) by LPS on October 31, 2013 (the “Definitive Proxy Statement”), on May 31, 2013, two putative LPS stockholders filed an amended complaint in a derivative action, captioned Wheatley v. Carbiener, et al., Case No. 16-2011-CA-000925-XXXX-MA, pending in the Circuit Court of the Fourth Judicial Circuit in and for Duval County, Florida, to assert putative class action claims against LPS, the members of the LPS board of directors, FNF and THL (the “Wheatley Action”).  Also on May 31, 2013, a second putative stockholder class action complaint, captioned Orlando Police Pension Fund v. Kennedy, et al., Case No. 2013-CA-5607, was filed in the Circuit Court of the Fourth Judicial Circuit in and for Duval County, Florida against LPS, the members of the LPS board of directors, FNF and Merger Sub (the “Orlando Police Action”).  On June 3, 2013, a third putative stockholder class action complaint, captioned Pruitt v. Lender Processing Services, Inc., et al., C.A. No. 8622-VCL, was filed in the Court of Chancery of the State of Delaware against LPS, the members of the LPS board of directors, FNF and Merger Sub (the “Pruitt Action”).  On August 7, 2013, a putative LPS stockholder filed an amended complaint in a derivative action, captioned Hill v. Kennedy, et al., C.A. No. 8305-CS, pending in the Court of Chancery of the State of Delaware, to assert putative class claims against LPS and the members of the LPS board of directors (the “Hill Action”).  On August 26, 2013, the Florida court entered an order providing for, among other things, (i) the consolidation of the Wheatley Action and the Orlando Police Action under the caption In re Lender Processing Services, Inc. Shareholder Litigation, Case No. 16-2011-CA-000925-XXXX-MA (Cir. Ct., 4th Judicial Cir., Duval Cnty., Fla.) (the “Consolidated Florida Action”), and (ii) the appointment of Lead Plaintiffs and Lead Counsel in the Consolidated Florida Action.  On September 23, 2013, the Lead Plaintiffs filed a Second Amended Verified Derivative and Class Action Complaint (the “Consolidated Florida Complaint”), which alleges, among other things, that (i) the members of the LPS board breached their fiduciary duties to LPS’ stockholders by entering into the merger agreement and (ii) the Form S-4 Filed by FNF with the SEC on August 29, 2013, is materially incomplete and/or omitted certain information.  The Consolidated Florida Complaint alleges that FNF and THL aided and abetted the members of the LPS board in breaching their fiduciary duties.  The Consolidated Florida Complaint seeks, among other things, to enjoin the transactions contemplated by the merger agreement.  On September 26, 2013, the plaintiff in the Hill Action filed a notice of voluntary dismissal of the Hill Action without prejudice and, on September 27, 2013, the plaintiff in the Pruitt Action filed a notice of voluntary dismissal of the Pruitt Action without prejudice.  On October 31, 2013, the Plaintiffs in the Consolidated Florida Action filed a Motion for Preliminary Injunction, which requests that the Court preliminarily enjoin the transactions contemplated by the merger agreement.  During October and November, Plaintiffs in the Consolidated Florida Action obtained additional information relating to the merger and the process leading to the merger agreement through discovery, including extensive document production and the depositions of the chief executive officer and lead independent director of LPS and the depositions of representatives of Goldman Sachs and Credit Suisse.  On November 26, 2013, the Plaintiffs in the Consolidated Florida Action filed a brief in support of their Motion for Preliminary Injunction.  On December 9, 2013, LPS and members of the LPS board of directors filed an Opposition to Plaintiffs’ Motion for a Preliminary Injunction.  Also on December 9, 2013, FNF and THL filed an Opposition to Plaintiffs’ Motion for Preliminary Injunction and Incorporated Memorandum of Law in Support.  On December 12, 2013, the parties to the Consolidated Florida Action entered into a memorandum of understanding (the “MOU”) reflecting an agreement in principle to resolve the claims asserted in the Consolidated Florida Action for breach of fiduciary duties as a result of the Merger and aiding and abetting breaches of fiduciary duties (the “Settled Claims”).  The MOU provides that Plaintiffs in the Consolidated Florida Action will withdraw their Motion for Preliminary Injunction and will not seek to enjoin the consummation of the transactions contemplated by the merger agreement.  The MOU does not provide for or contemplate a release of the derivative claims unrelated to the merger that were asserted in the Wheatley and Hill actions prior to the announcement of the merger on May 28, 2013.  The MOU provides that the parties will enter into a stipulation of settlement.  The stipulation of settlement will be subject to customary conditions, including court approval.  In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the settlement contemplated by the MOU will be submitted to the Circuit Court of the Fourth Judicial Circuit in and for Duval County, Florida for approval.  If the settlement is finally approved by the Florida court, the Settled Claims will be dismissed with prejudice.  As part of the settlement, the Defendants in the Florida Consolidated Action deny all allegations of wrongdoing and deny that the disclosures in the Definitive Proxy Statement were inadequate, but have agreed to provide supplemental disclosures.  The settlement will not affect the timing of the Special Meeting of LPS stockholders or the Merger, or the amount of consideration to be paid in the Merger.

The Defendants in the Florida Consolidated Action believe that no further disclosure is required under applicable laws; however, to seek to avoid the risk of the Consolidated Florida Action delaying or adversely affecting the Merger and to minimize the expense of defending such action, LPS has agreed, pursuant to the terms of the MOU, to make certain supplemental disclosures related to the proposed Merger.  Those supplemental disclosures are contained below.  LPS and the other named Defendants have vigorously denied, and continue vigorously to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the Consolidated Florida Action, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary and other legal duties and are providing these supplemental disclosures solely to seek to eliminate the burden and expense of further litigation, to put to rest claims relating to the Merger that have been or could have been asserted, and to avoid any possible delay to the closing of the Merger that might arise from further litigation.  Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENTAL AND AMENDED DISCLOSURE

Pursuant to the MOU, the Company has agreed to make the following supplemental disclosures to the Definitive Proxy Statement.  This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.  Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.  To the extent that information in the supplemental disclosures below differs from or updates information contained in the Definitive Proxy Statement, the supplemental disclosures below are more current.

The following disclosure supplements the disclosure under the heading “THE MERGER—Background of the Merger” by amending and restating the paragraph beginning on the bottom of page 51 and ending at the top of page 52 as follows:

On May 21, 2012, the LPS board of directors met telephonically to continue discussing the proposal from THL and Financial Party A.  Representatives of LPS management, as well as Goldman Sachs and Cravath, also participated.  Representatives of Cravath provided the LPS board of directors with a review of its fiduciary duties.  As part of that review, Cravath discussed with the LPS board of directors (as it had in the prior preliminary discussions in 2010 and as had been discussed with the LPS board of directors in April 2012) that it had to be cognizant of any potential conflicts of interest or any appearance of conflict of interest that any directors may have in any potential transaction.  In that regard, Cravath reviewed again the potential conflicts of interest or appearance of conflicts of interest involving James Hunt, Mr. Harris and Mr. Kennedy.  The LPS board of directors reiterated its approach to exclude James Hunt entirely from any consideration of a sale transaction, to exclude Mr. Harris from any discussions or deliberations but to continue to obtain his views about LPS’ business prospects and similar matters, and to allow Mr. Kennedy to participate in all aspects.  Based upon this discussion and these procedural steps, the LPS board of directors did not believe it was necessary or appropriate to form a special committee in connection with its consideration of a potential transaction.

The following disclosure supplements the disclosure under the heading “THE MERGER—Background of the Merger” by amending and restating the second full paragraph on page 57 as follows:

On March 21, 2013, the LPS board of directors held an in-person meeting. Members of LPS management as well as representatives of Goldman Sachs, Credit Suisse (which had been engaged as an additional financial advisor on March 18, 2013) and Cravath were in attendance. The LPS directors received a presentation from LPS management concerning the strategic review of LPS’ business plan that had been conducted over the past several months by LPS management with the assistance of an outside consulting firm. LPS management and the outside consultant reviewed the business environment and anticipated challenges facing LPS through 2017. They reviewed the expected negative impact to LPS’ projected financial performance from macroeconomic trends affecting LPS’ business, including an expected decline in refinance volumes and a decrease in default volumes, all as reflected in financial projections for LPS prepared by LPS management. They reviewed various strategic initiatives that could be pursued to address these issues, as well as the current status, potential opportunities and challenges, markets and execution risks and costs. LPS management and the outside consultant also reviewed other potential strategic alternatives, including separating LPS’ technology and transaction services businesses, selling LPS’ transaction services business, acquisitions, joint ventures with LPS’ transaction services business and a sale of the company.  The outside consulting firm provided the LPS board of directors with a theoretical optimistic case of financial projections for LPS that assumed the successful implementation of various strategic initiatives.  While these projections were prepared with the input of LPS management, the LPS board of directors believed that there were substantial risks associated with pursuing the various strategic initiatives identified, and that the assumptions underlying the various cases were uncertain.  Neither LPS management nor the LPS board of directors believed these optimistic case projections were likely to be achieved.

The following disclosure supplements the disclosure under the heading “THE MERGER—Background of the Merger” by amending and restating the fourth paragraph on page 57 as follows:

The LPS board of directors then discussed with LPS management, the outside consultant and LPS’ advisors the potential merits of soliciting and evaluating offers for a sale of LPS or its transaction services businesses in a sale process.  The LPS board of directors discussed that the strategic initiatives identified by the outside consulting firm had substantial risk in execution, including that the financial projections presented by the outside consulting firm that assumed the successful implementation of those strategic initiatives were not reasonably likely to reflect accurately the future prospects of the company on a stand-alone basis.  The LPS board of directors discussed that, in light of these considerations, a potential sale transaction was likely to generate the greatest value for LPS’ stockholders and to present less risk to LPS’ shareholders than the other strategic alternatives available to LPS.  The LPS directors then authorized Credit Suisse to contact prospective parties regarding a potential sale of LPS or its transaction services business.  The directors requested that LPS’ advisors provide the directors with input regarding the process to be undertaken, including potential parties to be contacted and a proposed timetable.

The following disclosure supplements the disclosure under the heading “THE MERGER—Background of the Merger” by amending and restating the second paragraph on page 59 as follows:

On May 3, 2013, the LPS board of directors held a telephonic meeting.  Representatives of LPS management and LPS’ legal and financial advisors participated.  Credit Suisse provided an update regarding the contacts and discussions with parties that had been invited to participate in the process and reviewed the indications of interest that had been received.  Credit Suisse noted that only FNF had made a proposal to acquire all of LPS, and that the indications of interest from Strategic Party I and Financial Party F were only to acquire all or a portion of LPS’ transaction services business.  Credit Suisse and Goldman Sachs reviewed financial information relating to LPS and the LPS board of directors reviewed projections prepared by LPS management that had been reviewed by the directors at prior meetings and shared with prospective purchasers.  The directors reviewed slight modifications to the 2013 and 2014 projections that took into account LPS’ financial performance during the first quarter of 2013, which updates LPS’ financial advisors indicated were not expected to result in any meaningful impact on their review of the financial aspects of a proposed transaction.  The LPS board of directors discussed the various indications of interest that had been received.  The LPS board of directors determined that a sale of LPS at an appropriate price would be more favorable to LPS’ stockholders than a sale of just the transaction services business because the LPS directors believed that a sale of LPS as a whole would deliver greater value to its stockholders than a sale of a portion of LPS’ business, and that a sale of, or a joint venture with, LPS’ transaction services business would be very difficult to execute.  After this discussion, the LPS board of directors instructed Credit Suisse to revert to FNF with a proposal for FNF to acquire LPS at a price of $34.50 per share, and with the condition that a “collar” be incorporated into the pricing mechanism to protect the value of the FNF stock component of the merger consideration.  The directors also discussed that LPS would need to conduct due diligence on FNF in light of the stock component of the transaction.  Following the meeting, Credit Suisse conveyed this proposal to FNF.

The following disclosure supplements the disclosure under the heading “THE MERGER—Certain LPS Financial Projections” by amending and restating the last sentence of the first paragraph on page 68 as follows:

However, LPS has included below certain information that was furnished to the LPS board of directors, LPS’ financial advisors, FNF, FNF’s financial advisors and THL in connection with the proposed merger.

The following disclosure supplements the disclosure under the heading “THE MERGER—Certain LPS Financial Projections” by amending and restating the second paragraph on page 68 as follows:

The financial forecasts relating to LPS included information for the years 2013 to 2017.  Additionally, the management of LPS provided to the LPS board of directors and LPS’ financial advisors financial forecasts for Fidelity National Title Group, which consists of the operations of FNF’s title insurance underwriters and related businesses and provides title insurance and escrow and other title related services including collection and trust activities, trustee’s sales guarantees, recordings and reconveyances, and home warranty insurance (referred to as “FNTG”) for the years 2013 through 2017, which were based on projections for FNTG provided to LPS and THL by FNF.  The management of LPS did not prepare financial forecasts for FNTG for any years subsequent to 2017.

The following disclosure supplements the disclosure under the heading “THE MERGER—Certain LPS Financial Projections” by amending and restating the paragraph beginning on the bottom of page 68 and continuing on the top of page 69 as follows:

Unlevered free cash flow estimates were derived by adjusting projections and estimates relating to LPS’ EBITDA to calculate LPS’ EBIT, or earnings before interest and taxes, which was further adjusted to add back depreciation and amortization and subtract capital expenditures, changes in working capital, and certain other non-recurring expenses as detailed below.  The unlevered free cash flow estimates were based entirely on projections and estimates prepared by LPS and were reviewed and approved by LPS’ management for Credit Suisse’s and Goldman Sachs’ use in connection with their respective financial analyses.  LPS management did not prepare unlevered free cash flow estimates for any years subsequent to 2017.  The unlevered free cash flow estimates are provided below.

The following disclosure supplements the disclosure under the heading “THE MERGER—Opinions of LPS’ Financial Advisors—Opinion of Credit Suisse Securities (USA) LLC to the LPS Board of Directors—LPS Financial Analyses” by amending and restating the sixth sentence of the second full paragraph on page 74 as follows:

For purposes of the financial analyses summarized below, the term “implied merger consideration” refers to $32.52 per share calculated based on the original merger consideration mix provided for in the merger agreement, prior to FNF’s exercise of its option under the merger agreement to increase the cash component, and correspondingly decrease the stock component, of the merger consideration, as (i) the cash consideration of $16.625 per share and (ii) the implied value of the stock consideration of $15.895 per share based on the 0.65224 exchange ratio and FNF’s closing stock price of $24.37 per share on May 22, 2013 (the last trading day prior to the publication of an article relating to the proposed merger).

The following disclosure supplements the disclosure under the heading “THE MERGER—Opinions of LPS’ Financial Advisors—Opinion of Credit Suisse Securities (USA) LLC to the LPS Board of Directors—LPS Financial Analyses” by adding the following text after the first sentence of the full paragraph on page 75:

Calendar year 2013 estimated EBITDA multiples observed for the selected companies were as follows:

	Selected Financial Processors	CY2013E EBITDA Multiples
●	Altisource Portfolio Solutions S.A.	11.7x
●	Fidelity National Information Services, Inc.	9.6x
●	Fiserv, Inc.	10.1x
●	Jack Henry & Associates, Inc.	10.4x
●	Total System Services, Inc.	7.8x

	Selected Mortgage Servicers	CY2013E EBITDA Multiples
●	Ocwen Financial Corporation	6.5x
●	Nationstar Mortgage Holdings Inc.	5.7x
●	Walter Investment Management Corp.	4.0x

	Selected Technology, Data & Analytics Companies	CY2013E EBITDA Multiples
●	CoreLogic, Inc.	6.8x
●	Ellie Mae, Inc.	17.6x
●	Equifax Inc.	11.2x
●	Experian Group Limited	12.8x
●	Fair Isaac Corporation	10.6x
●	Verisk Analytics, Inc.	14.8x

	Selected Government IT Companies	CY2013E EBITDA Multiples
●	Booz Allen Hamilton Holding Corporation	8.3x
●	CACI International Inc.	6.9x
●	ManTech International Corporation	5.8x
●	SAIC, Inc.	7.5x

The following disclosure supplements the disclosure under the heading “THE MERGER—Opinions of LPS’ Financial Advisors—Opinion of Credit Suisse Securities (USA) LLC to the LPS Board of Directors—LPS Financial Analyses—Discounted Cash Flow Analysis” by adding the following text after the first sentence of the second full paragraph on page 76:

Latest 12 months EBITDA multiples observed for the selected transactions were as follows (transactions for which such information was not publicly available are designated as “NA”):

Announcement Date		Acquiror		Target	LTM EBITDA Multiples
01/31/13	●	ACI Worldwide, Inc.	●	Online Resources Corporation	7.8x
01/14/13	●	Fiserv, Inc.	●	Open Solutions Inc.	8.5x
02/20/12	●	Vista Equity Partners	●	Misys plc	14.0x
09/16/11	●	GTCR, LLC	●	Fundtech Ltd.	18.8x
01/11/11	●	CoreLogic, Inc.	●	RP Data Limited	12.8x
09/15/10	●	Fifth Third Processing Solutions LLC	●	NPC Group, Inc.	8.1x
07/01/10	●	Apollo Global Management, LLC	●	EVERTEC, Inc.	7.7x
03/01/10	●	Total System Services, Inc.	●	First National Merchant Solutions, LLC	NA
09/28/09	●	Xerox Corporation	●	Affiliated Computer Services, Inc.	7.3x
06/29/09	●	The First American Corporation	●	First Advantage Corporation	8.3x
04/01/09	●	Fidelity National Information Services, Inc.	●	Metavante Technologies, Inc.	9.2x
03/30/09	●	Advent International Corporation	●	Fifth Third Processing Solutions LLC	8.2x
05/13/08	●	Hewlett-Packard Company	●	Electronic Data Systems LLC	5.7x
06/27/07	●	Fidelity National Information Services, Inc.	●	eFunds Corporation	13.4x
12/20/06	●	M&F Worldwide Corp.	●	John H. Harland Company	7.5x
10/15/06	●	Carlyle Group and Providence Equity Partners	●	Open Solutions Inc.	12.2x
09/15/05	●	Fidelity National Information Services, Inc.	●	Certegy Inc.	10.3x
09/15/05	●	Open Solutions Inc.	●	The BISYS Group, Inc. (information services business)	6.0x
09/09/04	●	Fidelity National Financial, Inc.	●	InterCept, Inc.	15.0x
02/09/04	●	Fidelity National Financial, Inc.	●	Aurum Technology, Inc.	NA
09/04/03	●	The First American Corporation	●	Transamerica Finance Corporation (real estate tax service and flood hazard certification businesses)	NA
07/11/03	●	Fidelity National Financial, Inc.	●	Fidelity National Information Solutions, Inc.	12.4x
01/29/03	●	Fidelity National Financial, Inc.	●	Alltel Information Services, Inc.	5.0x

The following disclosure supplements the disclosure under the heading “THE MERGER—Opinions of LPS’ Financial Advisors—Opinion of Credit Suisse Securities (USA) LLC to the LPS Board of Directors—LPS Financial Analyses—Discounted Cash Flow Analysis” by amending and restating the second sentence of the first paragraph on page 77 as follows:

Credit Suisse calculated terminal values for LPS by applying to the estimated EBITDA of LPS for the fiscal year ending December 31, 2018 a range of terminal value EBITDA multiples of 5.5x to 7.5x derived based on Credit Suisse’s professional judgment and taking into account, among other things, historical EBITDA multiples and calendar year 2013 estimated EBITDA multiples of LPS and the selected companies described under “LPS Financial Analyses—Selected Companies Analysis”.

The following disclosure supplements the disclosure under the heading “THE MERGER—Opinions of LPS’ Financial Advisors—Opinion of Goldman, Sachs & Co. to the LPS Board of Directors—LPS Financial Analysis” by adding the following text after the second full paragraph on page 85:

Goldman Sachs calculated various financial multiples and percentages for each of the selected companies and LPS based on historical financial information for each company obtained from its publicly available financial statements, estimates of its future results from the most recently published estimates (as of March 24, 2013)  of the Institutional Brokers' Estimate System , or IBES, or other Wall Street research analysts, and, in the case of LPS, also based on estimates for LPS reflected in the Forecasts. For purposes of this analysis, Goldman Sachs calculated an enterprise value for each company by multiplying  the company’s closing share price on May 24, 2013, the last trading day prior to the announcement of the merger (and, in the case of LPS, on May 22, 2013, the last full trading day before a media report was issued stating that FNF was in discussions to acquire LPS) by its number of fully diluted shares outstanding as reflected in the company’s public filings and adding to that result the amount of the company’s net debt calculated based on financial information for each company obtained from its then most recent publicly available financial statements.

The table below provides the following financial multiples Goldman Sachs calculated and compared for LPS and each of the selected companies:

●	its enterprise value as a multiple of estimated EBITDA for the company for 2013 and 2014; and

●	its share price (as of May 24, 2013, or in the case of LPS, May 22, 2013) as a multiple of estimated EPS for the company for 2013.

	2013E EV/EBITDA Multiples	2013E Calendarized P/E Multiples
LPS (IBES)	7.2x	11.1x
LPS (Management Forecasts)	6.8x	10.7x
CoreLogic Inc.	7.0	14.9

Selected Financial Processing Companies

Fiserv	10.0x	14.8x
FIS	9.8x	15.9x
Total System Services	8.6x	16.1x
Jack Henry & Associates	10.4x	18.5x
Altisource Portfolio Solutions S.A.	14.0x	15.8x

Selected Mortgage Servicer Companies
2013E Calendarized P/E Multiples
Ocwen	9.8x
Nationstar	9.6x
Walter	7.3x
Selected Title Companies
Fidelity National Financial (IBES)	13.2x
First American	11.5x
Old Republic	NM
Stewart Information	12.5x

The following disclosure supplements the disclosure under the heading “THE MERGER—Opinions of LPS’ Financial Advisors—Opinion of Goldman, Sachs & Co. to the LPS Board of Directors—LPS Financial Analysis” by amending and restating the fourth full paragraph on page 86 as follows:

Illustrative Discounted Cash Flow Analysis. Goldman Sachs performed an illustrative discounted cash flow analysis of LPS to determine a range of illustrative implied present values per share of LPS based on estimates of the unlevered free cash flows for LPS for the years ending December 31, 2013 through 2017 based on the Forecasts. Utilizing discount rates ranging from 8.5% to 10.0%, reflecting estimates of LPS’ weighted average cost of capital, Goldman Sachs derived a range of implied enterprise values for LPS by discounting to present value (i) estimates of the unlevered free cash flows for LPS during the nine-month period ended December 31, 2013 and for the years 2014-2017 based on the Forecasts and (ii) a range of illustrative terminal values for LPS as of December 31, 2017. Goldman Sachs derived the range of illustrative terminal values for LPS by applying illustrative EBITDA multiples ranging from 5.5x to 7.5x, which range was determined by Goldman Sachs based on its review of the EBITDA multiples summarized in the table above entitled “Enterprise Value as a Multiple of One Year Forward IBES Estimated EBITDA” under the  “Selected Companies Analysis’ and  in the table below under “Selected Transactions Analysis” and  utilizing its professional judgment and experience, to LPS management’s estimated 2017 EBITDA for LPS as reflected in the Forecasts. Goldman Sachs then deducted LPS’ net debt as of March 31, 2013 from the range of implied enterprise values it derived and divided the results by the number of fully diluted outstanding shares of LPS, as provided by LPS management, to derive a range of implied present values of $26.50 to $37.25 per share of LPS.

The following disclosure supplements the disclosure under the heading “THE MERGER—Opinions of LPS’ Financial Advisors—Opinion of Goldman, Sachs & Co. to the LPS Board of Directors—LPS Financial Analysis” by amending and restating the entire section beginning on page 86 under the heading “Selected Transactions Analysis” and ending on page 87 before the heading “Illustrative Present Value of Future Stock Price Analysis” as follows:

Selected Transactions Analysis.  Goldman Sachs analyzed certain information relating to the following selected transactions involving companies in the transaction processing industry since 2005:

●	CGI Group Holdings Europe Limited’s acquisition of Logica plc

●	Xerox Corporation’s acquisition of Affiliated Computer Services, Inc.

●	Fidelity National Information Services, Inc.’s acquisition of Metavante Technologies, Inc.

●	Fidelity National Information Services, Inc.’s acquisition of Certegy, Inc.

●	Advent International’s acquisition of Fifth Third Processing Solutions, LLC’s

●	Hewlett-Packard Company’s acquisition of Electronic Data Systems Corporation

●	M&F Worldwide Corp.’s acquisition of John H. Harland Company

           While none of the companies that participated in the selected transactions is directly comparable to LPS and none of the transactions in the selected transactions analysis is directly comparable to the merger, Goldman Sachs selected these transactions because each of the target companies in the selected transactions was involved in the transaction processing industry. For each of the selected transactions, Goldman Sachs calculated and compared enterprise value as a multiple of the EBITDA of the target company over the last completed four quarter, or the LTM, period prior to the announcement of the applicable transaction based on information in public filings, press releases and financial media reports relating to the applicable transaction. The results of these calculations are set forth below:

Date Announced	Target/ Acquiror	Enterprise Value as a Multiple of LTM EBITDA
31-May-2012	Logica/ CGI	7.7x
28-Sep-2009	Affiliated Computer Services (ACS)/ Xerox	7.3x
1-Apr-2009	Metavante/Fidelity National Information Services	9.2x
30-March-2009	Fifth Third Processing (51%)/ Advent	8.2x
13-May-2008	Electronic Data Systems/ Hewlett Packard	5.7x
20-Dec-2006	John H Harland/ M&F Worldwide	7.5x
15-Sep-2005	Certegy/ Fidelity National Information Services	10.3x

	Low	5.7x
	Median	7.5x
	High	10.3x

Based on its analysis of the foregoing enterprise values to LTM EBITDA multiples, and utilizing its professional judgment and experience, Goldman Sachs applied illustrative enterprise values to LTM EBITDA multiples ranging from 6.0x to 7.5x to LPS’ EBITDA for the four quarter period ended March 31, 2013, to derive a range of implied enterprise values for LPS. Goldman Sachs then deducted LPS’ net debt as of March 31, 2013 from this range of implied enterprise values and divided the results by the number of fully diluted outstanding shares of LPS, as provided by LPS management, to derive a range of implied values per share of LPS of $25.42 to $34.41.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of the Company by FNF, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding FNF’s and the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and stockholder approval and the satisfaction of other conditions to the consummation of the proposed transaction; the ability of FNF to successfully integrate LPS’ operations and employees and realize anticipated synergies and cost savings; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; FNF and the Company are subject to intense competition and increased competition is expected in the future; the Company’s ability to adapt its services to changes in technology or the marketplace; the impact of changes in the level of real estate activity (including, among others, loan originations, and refinancings in particular, and foreclosures) on demand for certain of the Company’s services; the Company’s ability to maintain and grow its relationship with its customers; the effects of the Company’s substantial leverage on its ability to make acquisitions and invest in its business; the level of scrutiny being placed on participants in the foreclosure business; risks associated with federal and state enforcement proceedings, inquiries and examinations currently underway or that may be commenced in the future with respect to the Company’s default management operations, and with civil litigation relating to these matters; changes to the laws, rules and regulations that regulate the Company’s businesses as a result of the current economic and financial environment; changes in general economic, business and political conditions, including changes in the financial markets; the impact of any potential defects, development delays, installation difficulties or system failures on the Company’s business and reputation; and risks associated with protecting information security and privacy. Additional information concerning these and other factors can be found in the Company’s and FNF’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s and FNF’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and the definitive proxy statement/prospectus filed with the SEC on October 31, 2013.  FNF and the Company assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by FNF. In connection with the proposed acquisition, the Company and FNF have filed relevant materials with the SEC, including FNF’s registration statement on Form S-4 filed on October 31, 2013 that included a definitive proxy statement of the Company that also constitutes a prospectus of FNF. Investors and security holders are urged to read all relevant documents filed with the SEC, including the definitive proxy statement/prospectus, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website, http://www.sec.gov, or for free from the Company by contacting Nancy Murphy, LPS Vice President, Investor Relations, 904-854-8640, Nancy.Murphy@lpsvcs.com, or for free from FNF by contacting Daniel Kennedy Murphy, FNF Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com. Such documents are not currently available.

Participants in Solicitation

FNF and its directors, executive officers and certain employees, and the Company and its directors, executive officers and certain employees, may be deemed to be participants in the solicitation of proxies from the holders of Company Common Stock in respect of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the proxy statement for the Company’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. To the extent holdings of the Company securities have changed since the amounts contained in the proxy statement for the Company’s 2013 Annual Meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about FNF’s directors and executive officers is set forth in the proxy statement for FNF’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 12, 2013. To the extent holdings of FNF securities have changed since the amounts contained in the proxy statement for FNF’s 2013 Annual Meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement/prospectus regarding the acquisition which was filed by FNF with the SEC on October 31, 2013. These documents (when available) may be obtained free of charge from the SEC’s website http://www.sec.gov, or from the Company and FNF using the contact information above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 12, 2013	LENDER PROCESSING SERVICES, INC.

	By:	/s/ Todd C. Johnson
Todd C. Johnson
Executive Vice President and
General Counsel and Corporate Secretary